UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

City National Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10521	95-2568550
(State or other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

City National Plaza, 555 S. Flower St., Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 673-7700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)  Amendment to Bylaws

On December 14, 2011, the Board of Directors of City National Corporation (the “Company”) approved an amendment, effective immediately, to Article III, Section 1 to the Company’s Bylaws to provide that directors are elected by a majority of the votes cast, except in the case of an election for directors in which there are one or more stockholder nominees, in which case a plurality standard shall govern. A copy of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference. At the same time, the Board of Directors adopted a related amendment to its Corporate Governance Guidelines, a copy of which is posted at http://www.cnb.com/ir/governance/guidelines.asp.

Item 9.01.          Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title or Description

3.1	City National Corporation Bylaws, as amended December 14, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 15, 2011

CITY NATIONAL CORPORATION

By:	/s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

3.1	City National Corporation Bylaws, as amended December 14, 2011